                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2819

                         CDC Nvest Cash Management Trust
               (Exact name of registrant as specified in charter)

    399 Boylston Street, Boston, Massachusetts                      02116
     (Address of principal executive offices)                    (Zip code)

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: June 30, 2004

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

The Registrant's annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                            [LOGO] CDC NvestFunds(SM)

--------------------------------------------------------------------------------

                                   Semiannual Report
                                   December 31, 2004
--------------------------------------------------------------------------------

                                   CDC Nvest Cash Management Trust -
                                      Money Market Series
                                   Reich & Tang Asset Management

                                               TABLE OF CONTENTS

                                               Management Discussion
                                               and Performance ...........Page 2

                                               Schedule of Investments ...Page 4

                                               Financial Statements ......Page 5

--------------------------------------------------------------------------------

                  Cash Management Trust -- Money Market Series

--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Objective:
Seeks maximum current income consistent with preservation of capital and liquidity.
--------------------------------------------------------------------------------
Strategy:
Invests primarily in high-quality, short-term, U.S. dollar-denominated money market investments issued by U.S. and foreign issuers.
--------------------------------------------------------------------------------
Manager:
Molly J. Flewharty,
Reich & Tang Asset Management
--------------------------------------------------------------------------------

                                 Annualized Seven-Day Yield -- December 31, 2004
--------------------------------------------------------------------------------

Class A, B & C                                                             1.25%

--------------------------------------------------------------------------------
Yields will fluctuate with changes in market conditions.
The seven-day money market yield reflects the Fund's current earnings more closely than total return.

                            Average Annual Total Returns/1/ -- December 31, 2004
--------------------------------------------------------------------------------
Class A (Inception 7/10/78)        6 Months   1 Year   5 Years      10 Years
Net Asset Value                      0.37%     0.48%    2.22%         3.54%
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)        6 Months   1 Year   5 Years      10 Years
Net Asset Value                      0.37%     0.48%    2.22%         3.54%
--------------------------------------------------------------------------------
Class C (Inception 3/1/98)         6 Months   1 Year   5 Years   Since Inception
Net Asset Value                      0.37%     0.48%    2.22%         2.88%
--------------------------------------------------------------------------------

/1/ These returns include reinvestment of distributions, represent past performance and do not predict future results. Periods of less than one year are not annualized.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although it seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in the Fund.

Proxy Voting Information

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling CDC Nvest Funds at 800-225-5478; on the Fund's website at www.cdcnvestfunds.com; and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the Fund's website and the SEC's website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

For more complete information on any CDC Nvest Fund, contact your financial professional or call CDC Nvest Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other information can be found in the prospectus. Please read the prospectus carefully before investing.

--------------------------------------------------------------------------------
              NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Cash Management Trust -- Money Market Series

--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Short-term interest rates rose during the past six months, which was welcome news for money market investors who had grown accustomed to a flat or declining rate environment. Although rates are still historically low, money market yields have improved.

Throughout the six months ended December 31, 2004, CDC Nvest Cash Management Trust -- Money Market Series maintained a constant value of $1.00 per share. The six-month return on Class A shares of the fund was 0.37% based on $0.0037 per share in reinvested dividends. The fund's annualized seven-day SEC yield at the end of December 2004 was 1.25%.

Short-term Interest Rates Rose Five Times in Increments Of 0.25%

The fund's fiscal year began on July 1, 2004, shortly after the Federal Reserve Board announced the first in a series of 0.25% increases in the federal funds rate - the only rate the Fed directly controls. This was the first increase in more than four years. Faced with improving economic data, and in an effort to keep inflation in check, the Fed followed with four more increases of 0.25% each, bringing the federal funds rate to 2.25% by the end of December.

The Fed's goal in adjusting interest rates is to keep the economy on an even keel, cutting rates to stimulate growth during recessions, and raising them to head off inflation when the economy appears in danger of growing too quickly. In 2004, wage and retail price inflation was almost nonexistent, and despite the rising price of oil, the cost of living advanced relatively slowly. However, there was some concern that interest rates had been so low for so long, they might provide too much stimulus and risk overheating the economy. The current benign outlook allowed the Fed to raise interest rates gradually, avoiding more aggressive credit tightening that could derail the expansion.

Fund Maintains Flexible Structure as Rates Rise

Our strategy throughout the period remained consistent. With money market rates low but gradually rising, we strove to generate as much income as possible while maintaining sufficient flexibility to capture higher rates as they became available. Although longer-term securities generally offer a yield advantage over shorter-term issues, we felt it wasn't worth the risk of locking in the highest rates available today when we believed tomorrow's rates were likely to be even higher. As a result, we kept the fund's average maturity on the shorter side, freeing up assets to take advantage of higher-yielding issues as they became available.

At the start of your fund's fiscal year in July, its average maturity was 35 days. As of December 31, 2004, the average maturity was 20 days. Although maturities shift every day as we buy and sell securities or as they mature, we tended to keep maturities short to make assets available for reinvestment at higher rates.

Seeking Higher Yield, Fund Focuses On Commercial Paper

Because we seek high current income from money market investments, commercial paper typically constitutes the majority of the fund's assets. These money market securities - issued by companies rather than the U.S. government - typically offer higher yields than Treasuries and other, similar instruments, with minimal additional risk, especially on the short end of the maturity spectrum. However, during periods of economic uncertainty, the fund tends to keep a greater portion of assets in U.S. government and agency securities for safety reasons.

Given the current improvement in the economy and reduced concern about credit downgrades, we have focused the fund's assets on commercial paper. We also maintained a portion of assets in variable-rate demand instruments because the rate they pay rises and falls with changing interest rates.

Outlook is for Moderate Growth and Slowly Rising Rates in 2005

Although we anticipate moderate economic growth in the year ahead, risks still abound. Energy prices are high, the dollar is weak, and the budget and trade deficits are huge.

Most observers expect the Fed to continue to raise rates at least through the first half of 2005. Fed officials themselves have underscored the likelihood of further rate hikes. In a statement released with December's interest rate decision, the Fed depicted an economy growing at a moderate pace with a low risk of inflation.

However, the Fed also said that interest rates are still so low that they are potentially inflationary, adding that they would raise rates at a "measured" pace. This has been widely interpreted to signal a series of quarter-point interest rate increases.

Consequently, we are taking a wait-and-see approach, monitoring economic statistics as they become available and watching the Fed's actions closely. In the meantime, shareholders are earning more generous yields than they have in recent periods, and we believe the fund is positioned to capture higher rates as they become available.

--------------------------------------------------------------------------------
                       Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, the fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (Certain exceptions may apply). These costs are described in more detail in the fund's prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                            Beginning Account   Ending Account   Expenses Paid During
                                  Value              Value              Period*
                                  7/1/04           12/31/04        7/1/04 - 12/31/04
                            -----------------   --------------   --------------------
CDC Nvest Cash Management
   Trust -- Money Market
   Series
      Class A
Actual                          $1,000.00          $1,003.70             $5.20
Hypothetical (5% return
   before expenses)             $1,000.00          $1,020.01             $5.24
      Class B
Actual                          $1,000.00          $1,003.70             $5.20
Hypothetical (5% return
   before expenses)             $1,000.00          $1,020.01             $5.24
      Class C
Actual                          $1,000.00          $1,003.70             $5.20
Hypothetical (5% return
   before expenses)             $1,000.00          $1,020.01             $5.24

* Expenses are equal to the fund's annualized expense ratio of 1.03% for Classes A, B and C multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, divided by 365 (to reflect the half year period).

--------------------------------------------------------------------------------

                  Cash Management Trust -- Money Market Series

--------------------------------------------------------------------------------

Investments as of December 31, 2004 (unaudited)

 Principal
   Amount     Description                                            Value (a)
-------------------------------------------------------------------------------
Investments -- 100.2% of Total Net Assets
              COMMERCIAL PAPER -- 90.2%
              Asset-Backed -- 19.5%
$14,000,000   Clipper Receivables Co. LLC,
              2.250%, 1/03/2005                                    $ 13,998,250
  6,000,000   ASAP Funding, Ltd., 144A, 2.030%, 1/06/2005             5,998,308
 14,000,000   Triple A One Funding Corp., 144A,
              2.280%, 1/13/2005                                      13,989,360
  8,496,000   Apreco LLC, 144A, 1.960%, 1/18/2005                     8,488,136
 10,000,000   Lexington Parker Capital Corp., 144A,
              2.360%, 1/21/2005                                       9,986,889
  9,000,000   ASAP Funding, Ltd., 144A, 2.380%, 1/28/2005             8,983,935
                                                                   ------------
                                                                     61,444,878
                                                                   ------------
              Auto Parts & Equipment -- 0.1%
    400,000   White Hydraulics, Inc., Note, 2.490%,
              12/01/2005 (c)                                            400,000
                                                                   ------------
              Banking -- 6.2%
  6,000,000   Yorkshire Building Society, 1.990%, 1/10/2005           5,997,015
  3,000,000   Yorkshire Building Society, 2.100%, 1/20/2005           2,996,675
  5,500,000   Banco Continental de Panama SA, 2.300%, 2/01/2005       5,489,107
  5,000,000   Bank of America Corp., Note, 2.315%,
              12/15/2005 (c)                                          5,000,000
                                                                   ------------
                                                                     19,482,797
                                                                   ------------
              Education -- 1.9%
  5,788,000   Johns Hopkins University, 2.280%, 1/05/2005             5,788,000
                                                                   ------------
              Financial -- 14.7%
 15,000,000   Louis Dreyfus Corp., 2.240%, 1/10/2005                 14,991,600
  5,000,000   General Electric Capital Corp., Note, 2.510%,
              2/16/2005 (c)                                           5,000,000
    100,000   Business Stationery LLC, Note, 2.590%,
              8/01/2007 (c)                                             100,000
  2,260,000   SSK Co. LLC, Note, 2.500%, 11/01/2021 (c)               2,260,000
    199,000   YSR LLC, Note, 2.490%, 2/01/2023 (c)                      199,000
 17,450,000   MOB Management Two LLC, Note, 2.700%,
              12/01/2026 (c)                                         17,450,000
  3,210,000   Alpine Capital Investments LLC, Note, 2.570%,
              9/15/2027 (c)                                           3,210,000
  3,130,000   MOB Management One LLC, Note, 2.700%,
              12/01/2031 (c)                                          3,130,000
                                                                   ------------
                                                                     46,340,600
                                                                   ------------
              Health Care-Services -- 6.0%
 10,000,000   Dean Health Systems, Inc., 2.300%, 1/11/2005            9,993,611
  8,800,000   American Health Centers, Inc., Note, 2.490%,
              3/01/2019 (c)                                           8,800,000
                                                                   ------------
                                                                     18,793,611
                                                                   ------------
              Manufacturing -- 0.0%
    100,000   Harris Metals LLC, Note, 2.590%, 6/01/2010 (c)            100,000
                                                                   ------------
              Municipal -- 12.8%
  2,000,000   Glendale, WI, 2.500%, 9/21/2005                         2,000,000
  6,310,000   New York, NY, City Industrial Development
              Agency, (Airis JFK I LLC), 2.510%, 7/01/2008 (c)        6,310,000
  1,295,000   Birmingham, AL, Special Care Facilities
              Financing Authority, 2.618%, 9/01/2018 (c)              1,295,000
 19,000,000   New Jersey Economic Development Authority,
              (Marina Energy LLC), 2.510%, 9/01/2021 (c)             19,000,000
  5,000,000   Connecticut State Housing Finance Authority,
              2.400%, 5/15/2033 (c)                                   5,000,000
  2,045,000   Florida Housing Finance Corp., (Stuart Pointe
              Partners, Ltd.), 2.400%, 4/01/2034 (c)                  2,045,000
  4,544,838   Los Angeles, CA, Community Redevelopment
              Agency, (Security Building), 2.610%,
              12/15/2034 (c)                                          4,544,838
                                                                   ------------
                                                                     40,194,838
                                                                   ------------
              Real Estate -- 2.7%
    240,000   Sheffield Realty LLC, Note, 2.490%,
              4/01/2012 (c)                                             240,000
  1,020,000   Shayeson-Huff Properties LLC, Note, 2.550%,
              11/01/2016 (c)                                          1,020,000
  2,630,000   Cardiology Building Associates LLC, Note,
              2.470%, 10/01/2021 (c)                                  2,630,000
  1,970,000   Jobs Co. (The) LLC, Note, 2.518%,
              2/01/2022 (c)                                           1,970,000
  2,700,000   J&M LLC, Secured Promissory Note, 2.590%,
              10/01/2026 (c)                                          2,700,000
                                                                   ------------
                                                                      8,560,000
                                                                   ------------
              Special Purpose -- 20.6%
  6,200,000   Lockhart Funding LLC, 144A, 2.260%, 1/04/2005           6,198,832
 10,000,000   Greyhawk Funding LLC, 144A, 2.290%, 1/10/2005           9,994,275
  9,000,000   Delaware Funding Corp., 144A, 2.270%,
              1/13/2005                                               8,993,190
$ 6,000,000   Delaware Funding Corp., 144A, 2.350%,
              1/18/2005                                            $  5,993,342
 10,000,000   Market Street Funding Corp., 144A, 2.360%,
              1/19/2005                                               9,988,200
  5,000,000   Market Street Funding Corp., 144A, 2.200%,
              1/21/2005                                               4,993,889
 10,000,000   Lockhart Funding LLC, 144A, 2.430%, 2/09/2005           9,973,675
    945,000   Warehouse Concepts LLC, Note, 2.490%,
              11/01/2021 (c)                                            945,000
    641,000   Pine Tree Country Club, Note, 2.490%,
              8/01/2023 (c)                                             641,000
  6,630,000   Storage World LLC, 2.450%, 12/01/2024                   6,630,000
    545,000   Tanner & Guin LLC, Note, 2.490%, 9/01/2029 (c)            545,000
                                                                   ------------
                                                                     64,896,403
                                                                   ------------
              Trade Receivables -- 1.6%
  5,000,000   Windmill Funding Corp., 144A, 2.220%, 1/04/2005         4,999,075
                                                                   ------------
              U.S. Government Agencies -- 4.1%
  5,000,000   Federal Home Loan Bank, 1.300%, 2/28/2005               4,993,778
  2,000,000   Federal Home Loan Bank, 1.500%, 5/04/2005               2,000,000
  4,000,000   Federal Home Loan Mortgage Corp., 1.750%,
              5/23/2005                                               4,000,000
  2,000,000   Federal Home Loan Bank, 2.020%, 6/08/2005               2,000,000
                                                                   ------------
                                                                     12,993,778
                                                                   ------------
              Total Commercial Paper (Coat $283,993,980)            283,993,980
                                                                   ------------
              MEDIUM TERM NOTES -- 6.0%
  4,000,000   Bank of America Corp., Note, 2.315%,
              6/09/2005 (c)                                           4,000,000
 15,000,000   Caterpillar Financial Services Corp., Note,
              2.180%, 7/09/2005 (c)                                  15,000,000
                                                                   ------------
              Total Medium Term Note (Cost $19,000,000)              19,000,000
                                                                   ------------
              SHORT TERM INVESTMENT -- 0.00%
     61,725   Repurchase Agreement with Investors
              Bank & Trust Co. dated 12/31/2004 at 1.75% to
              be repurchased at $61,734 on 1/03/2005,
              collateralized by $60,542 Small Business
              Administration Bond, 5.125%, due 9/25/2016
              valued at $64,811                                          61,725
                                                                   ------------
              Total Short Term Investment  (Cost $61,725)                61,725
                                                                   ------------
              TIME DEPOSIT -- 4.0%
 12,500,000   Banque National de Paris, 2.270%, 1/03/2005            12,500,000
                                                                   ------------
              Total Time Deposits (Cost $12,500,000)                 12,500,000
                                                                   ------------
              Total Investments -- 100.2%
              (Identified Cost $315,555,705) (b)                    315,555,705
              Other assets less liabilities                            (759,565)
                                                                   ------------
              Total Net Assets -- 100.0%                           $314,796,140
                                                                   ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  The aggregate cost for federal income tax purposes was $315,555,705.
(c) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $108,581,106 or 34.5% of net assets.

Holdings at December 31, 2004 (unaudited)

Special Purpose            20.6%
Asset-Backed               19.5
Financial                  14.7
Municipal                  12.8
Banking                     6.2
Health Care-Services        6.0
Medium Term Notes           6.0
U.S. Government Agencies    4.1
Time Deposit                4.0
Real Estate                 2.7
Other, less than 2% each    3.6

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        Statement of Assets & Liabilities

--------------------------------------------------------------------------------

December 31, 2004 (unaudited)

ASSETS
   Investments, at value (identified cost, $315,555,705)          $ 315,555,705
Receivable for:
   Shares sold                                                          807,512
   Interest                                                             337,038
                                                                  -------------
                                                                    316,700,255
                                                                  -------------

LIABILITIES
Payable for:
   Securities purchased                                                 100,013
   Shares redeemed                                                    1,255,805
   Dividends payable                                                      4,815
Accrued expenses:
   Management fees                                                      114,166
   Deferred Trustees' fees                                              207,176
   Transfer agent                                                       130,535
   Accounting and administrative fees                                    30,578
   Other expenses                                                        61,027
                                                                  -------------
                                                                      1,904,115
                                                                  -------------
NET ASSETS                                                        $ 314,796,140
                                                                  =============
Net assets consist of:
   Paid in capital                                                $ 314,770,292
   Undistributed (overdistributed) net investment income                 26,456
   Accumulated net realized gain (loss) on investments                     (608)
                                                                  -------------
NET ASSETS                                                        $ 314,796,140
                                                                  =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets                                                  $ 288,530,757
                                                                  =============
      Shares of beneficial interest                                 288,503,353
                                                                  =============
      Net asset value and redemption price per share              $        1.00
                                                                  =============
   Class B shares:
      Net assets                                                  $  24,419,455
                                                                  =============
      Shares of beneficial interest                                  24,421,480
                                                                  =============
      Net asset value and redemption price per share              $        1.00
                                                                  =============
   Class C shares:
      Net assets                                                  $   1,845,928
                                                                  =============
      Shares of beneficial interest                                   1,845,674
                                                                  =============
      Net asset value and redemption price per share              $        1.00
                                                                  =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                             Statement of Operations

--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2004 (unaudited)

INVESTMENT INCOME
   Interest                                                          $3,106,352
                                                                     ----------

   Expenses
      Management fees                                                   705,568
      Trustees' fees and expenses                                        35,888
      Accounting and administrative                                     124,338
      Custodian fees                                                     40,071
      Transfer agent                                                    799,319
      Audit and tax services                                             11,531
      Legal fee                                                          16,762
      Shareholder reporting                                              41,740
      Registration fees                                                  30,768
      Miscellaneous                                                      19,326
                                                                     ----------
   Total expenses                                                     1,825,311
                                                                     ----------
   Net investment income                                              1,281,041
                                                                     ----------

REALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net                               (608)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,280,433
                                                                     ==========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                        December 31,      Year Ended
                                                            2004           June 30,
                                                         (unaudited)         2003
                                                      ----------------   ------------
FROM OPERATIONS
   Net investment income                                $  1,281,041     $    870,652
   Net realized gain (loss) on investments                      (608)             806
                                                        ------------     ------------
   Increase in net assets resulting from operations        1,280,433          871,458
                                                        ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
      Class A                                             (1,176,412)        (839,709)
      Class B                                                (96,785)         (66,133)
      Class C                                                 (7,844)          (6,107)
                                                        ------------     ------------
                                                          (1,281,041)        (911,949)
                                                        ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares(a)                       182,586,418      492,470,482
   Net asset value of shares issued in connection
      with the reinvestment of dividends from net
      investment income and distributions from net
      realized gains                                       1,250,609          891,507
   Cost of shares redeemed                              (237,586,371)    (583,732,664)
                                                        ------------     ------------
Decrease in net assets derived from capital share
   transactions                                          (53,749,344)     (90,370,675)
                                                        ------------     ------------
   Total (decrease) in net assets                        (53,749,952)     (90,411,166)

NET ASSETS
   Beginning of period                                   368,546,092      458,957,258
                                                        ------------     ------------
   End of period                                        $314,796,140     $368,546,092
                                                        ============     ============
   UNDISTRIBUTED NET INVESTMENT INCOME                  $     26,456     $     26,456
                                                        ============     ============

(a)  Shares of the series are sold and redeemed at net asset value ($1.00).

                 See accompanying notes to financial statements.

                       This Page Intentionally Left Blank

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                            Income from investment operations:               Less distributions:
                           ------------------------------------ ------------------------------------------
                 Net asset
                  value,               Net realized                Dividends   Distributions               Net asset
                 beginning     Net    and unrealized Total from      from         from net                   value,    Total
                    of     investment gain (loss) on investment net investment    realized       Total       end of   return
                the period   income     investments  operations     income     capital gains distributions the period   (%)
                ---------- ---------- -------------- ---------- -------------- ------------- ------------- ---------- ------
Class A,B,C
12/31/2004(b)      $1.00     $0.0037        $--        $0.0037   $(0.0037)           --        $(0.0037)      $1.00     0.4
 6/30/2004          1.00      0.0022         --         0.0022    (0.0022)           --         (0.0022)       1.00     0.2
 6/30/2003          1.00      0.0076         --         0.0076    (0.0076)           --         (0.0076)       1.00     0.8
 6/30/2002          1.00      0.0175         --         0.0175    (0.0175)(a)        --         (0.0175)       1.00     1.8
 6/30/2001          1.00      0.0524         --         0.0524    (0.0524)(a)        --         (0.0524)       1.00     5.4
 6/30/2000          1.00      0.0498         --         0.0498    (0.0498)(a)        --         (0.0498)       1.00     5.1

The subadviser to the Trust prior to June 1, 2001, was Back Bay Advisors, L.P. Effective June 1, 2001, Reich & Tang Asset Management, LLC became the subadviser to the Trust.

(a)  Including net realized gain (loss) on investments.
(b)  For the six months ended December 31, 2004 (unaudited).
(c)  Computed on an annualized basis for periods of less than one year.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Ratios to average net assets:
              -----------------------------
Net assets,                      Net
   end of                    investment
 the period       Expenses     income
  (000's)            (%)         (%)
-----------       --------   ----------
  $314,796         1.03(c)     0.73(c)
   368,546         0.94        0.21
   458,957         0.88        0.77
   532,048         0.91        1.75
   545,151         0.84        5.27
   603,916         0.84        4.96

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2004 (unaudited)

1. Organization. CDC Nvest Cash Management Trust - Money Market Series (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust.

The Trust offers Class A, Class B and Class C shares. The Trust seeks maximum current income consistent with preservation of capital and liquidity.

Shares of the Trust are sold without a front end sales charge. Shares acquired by exchange of shares of another CDC Nvest or Loomis Sayles Fund may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. The Trust employs the amortized cost method of security valuation as set forth in Rule 2a-7 under the 1940 Act which, in the opinion of the Trustees of the Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

b. Repurchase Agreements. The Trust, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Trust's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

d. Federal Income Taxes. The Trust intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income. Accordingly, no provision for federal income tax has been made. Distributions from net investment income and short-term capital gains are treated as ordinary income for tax purposes.

e. Dividends and Distributions to Shareholders. Dividends and distributions are declared daily to shareholders of record at the time and are paid monthly. Long-term gain distributions, if any, will be made annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to deferred Trustee fees.

f. Other. The Trust invests primarily in a portfolio of money market instruments maturing in 397 days or less and whose ratings are generally within the two highest rating categories of a nationally recognized rating agency. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by foreign, economic, political and legal developments in the case of foreign banks, foreign branches, or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

3. Investment Transactions. For the six months ended December 31, 2004, purchases and sales or maturities of short-term obligations (including securities purchased subject to repurchase agreements) were $4,457,979,312 and $4,514,165,511, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formerly CDC IXIS Asset Management Advisers, L.P., is the investment adviser to the Trust. Under the terms of the management agreement, the Trust pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Trust's average daily net assets:

                Percentage of Average Daily Net Assets
----------------------------------------------------------------------
    First          Next           Next           Next          Over
$500 million   $500 million   $500 million   $500 million   $2 billion
------------   ------------   ------------   ------------   ----------
   0.400%         0.375%         0.325%         0.275%        0.225%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2004 (unaudited)

For the six months ended December 31, 2004, management fees for the Trust were $705,568 (0.400% of average daily net assets).

IXIS Advisors has entered into a subadvisory agreement on behalf of the Trust with Reich & Tang Asset Management, LLC ("Reich & Tang"). Payments to IXIS Advisors are reduced in the amount of payments to the subadviser. IXIS Advisors and Reich & Tang are wholly owned subsidiaries of IXIS Asset Management North America, L.P. ("IXIS North America"), formerly CDC IXIS Asset Management North America, L.P. Certain officers and directors of IXIS Advisors are also officers or Trustees of the Trust.

b. Accounting and Administrative Expense. During the period, IXIS Asset Management Services Company ("IXIS Services"), formerly CDC IXIS Asset Management Services, Inc., a wholly owned subsidiary of IXIS North America, performed certain accounting and administrative services for the Trust and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Pursuant to the agreement between the Trust, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I ("CDC Nvest Funds Trusts"), Loomis Sayles Funds I, and Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") (collectively, the "Trusts"), and IXIS Services, the Trust paid IXIS Services its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1) Percentage of Eligible Average Daily Net Assets

   First        Next          Over
$5 billion   $5 billion   $10 billion
----------   ----------   -----------
  0.0675%      0.0625%      0.0500%

          or

     (2) The Trust's pro rata portion, allocated based on the combined assets of the Trusts, of the annual aggregate minimum fee of $5 million.

For the six months ended December 31, 2004, the Trust paid $124,338 to IXIS Services for accounting and administrative services.

Effective January 1, 2005, IXIS Advisors assumed responsibility for providing accounting and administrative services to the Trust.

c. Transfer Agent Fees. IXIS Services is the transfer and shareholder servicing agent for the Trust and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. The Trust pays IXIS Services service fees for servicing shareholder accounts. During the period, Classes A, B and C paid service fees monthly representing the higher amount based on the following calculations:

     (1) An annual fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of Class A, Class B and Class C accounts in the Trust.

    First         Next           Over
$650 million   $5 billion   $5.65 billion
------------   ----------   -------------
   0.239%        0.200%         0.195%

          Each Class of shares is subject to a monthly class minimum of $1,500.

          or

     (2) An annual minimum fee of $1.4 million.

For the six months ended December 31, 2004, the Trust paid $694,635 to IXIS Services as compensation for its services as transfer agent. Additionally, the Trust reimbursed IXIS Services, BFDS and other firms for out-of-pocket expenses.

Effective January 1, 2005, the Fund, for its Class A, B, and C shares, will pay fees to IXIS Services representing the greater of:

     (1) An aggregate annual minimum fee of approximately $1 million; or

     (2) An aggregate annual fee determined by applying an annual account based fee of $27.55 for each open account and $2.00 for each closed account.

     Each Class of shares is subject to a monthly class minimum of $1,500.

In addition, pursuant to other servicing agreements, the Trust pays service fees to other firms that provide similar services for their own shareholder accounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2004 (unaudited)

d. Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Asset Management Distributors, L.P., IXIS North America, IXIS Services or their affiliates. Each Trustee who is an independent Trustee of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts receives a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees attended. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each committee member receives a meeting attendance fee of $3,750 per committee meeting attended. The Co-Chairmen of the Board each receive an additional annual retainer of $25,000. These fees are allocated to the various series of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

e. Publishing Services. IXIS Services performs certain desktop publishing services for the Trust. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the six months ended December 31, 2004, the Trust paid $3,058 to IXIS Services as compensation for these services.

              CDC Nvest Cash Management Trust- Money Market Series

Supplement to CDC Nvest Cash Management Trust Semi-Annual Report dated December 31, 2004

Please be advised that, in the Statement of Changes in Net Assets on page 7, the financial information presented for the year ended June 30, 2004 is incorrectly labeled as "Year Ended June 30, 2003." The correct columnar heading should read "Year Ended June 30, 2004."

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

     The following represents new procedures by which shareholders may recommend nominees to the registrant's board of trustees:

     Shareholders that wish to recommend a candidate to the Board must submit any such recommendation in writing to the following address: Attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Services Advisor, L.P., 399 Boylston Street, Boston, MA 02116 (the "Shareholder Recommendation"). Recommendations by email will not be accepted. The Shareholder Recommendation must contain sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the recommended candidate's knowledge of the mutual fund industry; (ii) any experience possessed by the recommended candidate's as a director or senior officer of other public companies; (iii) the recommended candidate's educational background; (iv) the recommended candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the recommended candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the recommended candidate's perceived ability to contribute to the ongoing functions of the Board, including the recommended candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;
(vii) the recommended candidate's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The Shareholder Recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A Shareholder Recommendation shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the Shareholder Recommendation shall be considered stale and discarded.

Item 11. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

     (a) (1) Not applicable.
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit
             (a)(2)(1)and (a)(2)(2)
     (a) (3) Not applicable.
     (b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CDC Cash Management Trust


                                      By: /s/ John T. Hailer
                                      ------------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By: /s/ John T. Hailer
                                      ------------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: February 18, 2005


                                      By:/s/ Michael C. Kardok
                                      ------------------------------------------
                                      Name: Michael C. Kardok
                                      Title: Treasurer
                                      Date: February 18, 2005